Exhibit 1

7,000,000

Gilat Satellite Networks Ltd.

Ordinary Shares

UNDERWRITING AGREEMENT

[Date]

COWEN AND COMPANY, LLC

CIBC World Markets Corp.

As Representatives of the several Underwriters

c/o Cowen and Company, LLC

1221 Avenue of the Americas

New York, New York 10020

Dear Sirs:

1.                                       INTRODUCTORY. Gilat Satellite Networks Ltd., a company organized under the laws of the State of Israel (the “Company”), and the selling shareholder named in Schedule B hereto (the “Selling Shareholder”) propose to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the “Underwriters,” or, each, an “Underwriter”), an aggregate of 7,000,000 ordinary shares, NIS 0.20 par value (the “Ordinary Shares”) of the Company. The aggregate of 7,000,000 shares so proposed to be sold is hereinafter referred to as the “Firm Shares.”  The Company and the Selling Shareholder also propose to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to additional 1,050,000 Ordinary Shares (the “Optional Shares”) for the purpose of covering over-allotments in connection with the sale of Firm Shares. The Firm Shares and the Optional Shares are hereinafter collectively referred to as the “Shares.”  Cowen and Company, LLC (“Cowen”) and CIBC World Markets Corp. are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the “Representatives.”

2.                                       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

(I)                              REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the several Underwriters, as of the date hereof and as of each of the Closing Dates (as defined below), and agrees with the several Underwriters, that:

(a)                                  A registration statement of the Company on Form F-3 (File No. 333-          ) (including all pre-effective amendments thereto, the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”). The Company meets the requirements for use of Form F-3 under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder (the “Rules and Regulations”). The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form and meet the requirements of the Securities Act, and the Rules and Regulations. Other than (i) a registration statement, if any, increasing the size of the offering filed pursuant to Rule 462(b) under the Securities Act and the Rules and Regulations (a “Rule 462(b) Registration Statement”) and (ii) the Prospectus (as defined below) contemplated by this Agreement to be filed pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 4(I)(a) hereof and (iii) any Issuer Free Writing Prospectus (as defined below), no other document with respect to the offer and sale of the Shares has heretofore been filed with the Commission. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations is hereinafter called a “Preliminary Prospectus”). The various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, in each case including all exhibits thereto and including (i) the information contained in the Prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed by virtue of Rules 430A and 430B under the Securities Act to be part of the Initial Registration Statement at the time it became effective and (ii) the documents incorporated by reference in the Rule 462(b) Registration Statement at the time the Rule 462(b) Registration Statement became effective, are hereinafter collectively called the “Registration Statements.”  The final prospectus in the form filed pursuant to and within the time limits described in Rule 424(b) under the Rules and Regulations, is hereinafter called the “Prospectus.”

Any reference herein to any Registration Statement, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or the Prospectus under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be. Any reference to any amendment to the Registration Statements shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of this Agreement that is incorporated by reference in the Registration Statements.

(b)                                 As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date (as defined below), as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, [and][,] the Pricing Prospectus (as defined below) [and the information included on Schedule [      ] hereto], all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), nor (iii) the bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations that has been made available without restriction to any person), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Pricing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17. As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means [            ] [A/P].M., New York time, on the date of this Agreement or such other time as agreed to by the Company and the Representatives.

“Pricing Prospectus” means the Preliminary Prospectus relating the Shares that is included in the Registration Statement immediately prior to the Applicable Time, including any document incorporated by reference therein.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule C to this Agreement.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c)                                  No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or threatened by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17.

(d)                                 At the respective times the Registration Statements and any amendments thereto became or become effective and at each of the Closing Dates, each Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at each of the Closing Dates, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statements or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17). The Prospectus contains or will contain all required information under Rule 430A.

(e)                                  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives as described in Section 4[(I)(f)], did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading.

(f)                                    The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(g)                                 The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(I)(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.

(h)                                 At the time of filing the Initial Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not, and the Company currently is not, an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations.

(i)                                     The Company is duly organized and validly existing under the laws of the State of Israel, and each of its subsidiaries (as defined in Section 15) have been duly organized and are validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization. The Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not (i)  have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement, the General Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”). The Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities:  [      ].

(j)                                     This Agreement has been duly authorized, executed and delivered by the Company.

(k)                                  The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus.

(l)                                     The Company has an authorized capitalization as set forth under the heading “Capitalization” in the Pricing Prospectus, and all of the issued Ordinary Shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with Israeli securities laws and regulations, and conform to the description thereof contained in the General Disclosure Package and the Prospectus. As of [                ], there were [                ] Ordinary Shares issued and outstanding and no preferred shares of the Company issued and outstanding and [                ] Ordinary Shares were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. Since such date, the Company has not issued any securities other than Ordinary Shares of the Company issued pursuant to the exercise of stock options previously outstanding under the Company’s stock option plans or the issuance of restricted Ordinary Shares pursuant to employee stock purchase plans. All of the Company’s options, warrants and other rights to purchase or exchange any securities for the Company’s Ordinary Shares have been duly authorized and validly issued and were issued in compliance with Israeli securities laws and regulations. The Shares to be issued and sold by the Company under this Agreement have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable and will conform to the description thereof in the General Disclosure Package and the Prospectus and will be free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights. None of the outstanding Ordinary Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding Ordinary Shares, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company or any of its subsidiaries other than those described above or accurately described in the General Disclosure Package. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(m)                               All outstanding shares of capital stock (if any) of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the

General Disclosure Package or the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(n)                                 The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Ordinary Shares by the Company, and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or a Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Memorandum of Association or Articles of Association (or analogous governing instruments, as applicable) of the Company or any of its subsidiaries or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company of any of its subsidiaries.

(o)                                 Except for the registration of the Shares under the Securities Exchange Act and applicable state securities laws, the National Association of Securities Dealers, Inc. and the Nasdaq Global Market, in connection with the purchase and distribution of the Shares by the Underwriters and the listing of the Shares on the Nasdaq Global Market, no consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or non-governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the Shares or the consummation of the transactions contemplated hereby; and no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization. All corporate approvals (including those of stockholders) necessary for the Company to consummate the transactions contemplated by this Agreement have been obtained and are in effect.

(p)                                 Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, who have certified certain financial statements and related schedules included or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, is an independent registered public accounting firm within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(q)                                 The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package, the Prospectus and in each Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the General Disclosure Package. The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package and the Prospectus comply in all material respects with Regulation S-X. No other financial statements or supporting schedules or exhibits are required by Regulation S-X to be described, included, or incorporated by refernce, in the Registration Statement, the General Disclosure Package or the Prospectus. The summary and selected financial data included or incorporated by reference in the General Disclosure Package, the Prospectus and

each Registration Statement fairly present the information shown therein as at the respective dates and for the respective periods specified and are derived from the consolidated financial statements set forth incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus and other financial information. All information contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G) complies with Regulation G and Item 10 of Regulations S-K, to the extent applicable.

(r)                                    Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package; and, since such date, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries, or any material adverse changes, or any development involving a prospective material adverse change, in or affecting the business, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the General Disclosure Package.

(s)                                  Except as set forth in the General Disclosure Package, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which is required to be described in the Registration Statements, the General Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best of the Company’s knowledge after reasonable investigation and due diligence inquiry (“Knowledge”), no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(t)                                    Neither the Company nor any of its subsidiaries (i) is in violation of its Memorandum of Association or Articles of Association (or analogous governing instrument, as applicable), (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject except, in the case of clauses (ii) and (iii) of this paragraph (t), for any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

(u)                                 The Company and each of its subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies (including, without limitation, those administered by the State of Israel Ministry of Communications, the Federal Communications Commission (“FCC”) in the United States, or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FCC) which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the General Disclosure Package and the Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect. The Company and its subsidiaries are in compliance with all such Governmental Permits; all such Governmental Permits are valid and in full force and effect, except where the validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. All such Governmental Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor any subsidiary has received notification of any revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Governmental Permit and to the Knowledge of the Company, no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, modification, suspension, termination or invalidation (or proceedings related thereto ) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed; and the Company and its subsidiaries are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case as necessary to conduct their respective businesses as described in the General Disclosure Package and the Prospectus.

(v)                                 Neither the Company nor any of its subsidiaries is or, after giving effect to the offering of the Shares and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(w)                               Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(x)                                   The Company and its subsidiaries own or possess the valid right to use all (i) valid and enforceable patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses, trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trade marks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, “Intellectual Property Assets”) necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the General Disclosure Package and the Prospectus. The Company and its subsidiaries have not received any opinion from their legal counsel concluding that any activities of their respective businesses infringe, misappropriate, or otherwise violate, valid and enforceable Intellectual Property Rights of any other person, and have not received written notice of any challenge, which is to their Knowledge still pending, by any other person to the rights of the Company and its subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its subsidiaries. To the Knowledge of the Company, the Company and its subsidiaries’ respective businesses as now conducted do not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person. All licenses for the use of the Intellectual Property Rights described in the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. Except as described in the General Disclosure Package, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company has taken all reasonable steps to protect, maintain and safeguard its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted. With respect to the use of the software in the Company’s business as it is currently conducted, the Company has not experienced any material defects in such software including any material error or omission in the processing of any transactions other than defects which have been corrected, and to the Knowledge of the Company, no such software contains any device or feature designed to disrupt, disable, or otherwise impair the functioning of any software or is subject to the terms of any “open source” or other similar license that provides for the source code of the software to be publicly distributed or dedicated to the public. The Company has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. No claims have been asserted or threatened against the Company alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. The Company takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse. The Company has taken all necessary actions to obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company and which relate to the Company’s business. All founders and key employees have signed confidentiality and invention assignment agreements with the Company.

(y)                                 The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(z)                                   There is (A) no significant unfair labor practice complaint pending against the Company, or any of its subsidiaries, nor to the Knowledge of the Company, threatened against it or any of its subsidiaries, before the National Labor Relations Board, any state or local labor relation board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries, or, to the Knowledge of the Company, threatened against it and (B) no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the Company’s Knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary. The Company and its subsidiaries are in compliance, in all material respects, with the labor and employment laws and collective bargaining agreements applicable to its employees in Israel.

(aa)                            No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any of its subsidiaries which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or any of its subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and its subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.

(bb)                          The Company and its subsidiaries are in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”). There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the Company’s Knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries has knowledge. In the ordinary course of business, the Company and its subsidiaries conduct periodic reviews of the effect of Environmental Laws on their business and assets, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or Governmental Permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not have, singularly or in the aggregate, a Material Adverse Effect.

(cc)                            The Company and its subsidiaries each (i) have timely filed all necessary federal, state, local and foreign tax returns, and all such returns were true, complete and correct, (ii) have paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to its Knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (cc), that would not, singularly or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries have not engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority. The accruals and reserves on the books and records of the Company and its subsidiaries in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since [insert the date of the last audited balance sheet] the Company and its subsidiaries have not incurred any liability for taxes other than in the ordinary course.

(dd)                          The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. All policies of insurance owned by the Company or any of its subsidiaries are, to the Company’s Knowledge, in full force and effect and the Company and its subsidiaries are in compliance with the terms of such policies. Neither the Company nor any of its subsidiaries has received written notice from any insurer, agent of such insurer or the broker of the Company or any of its subsidiaries that any material capital improvements or any other material expenditures (other than premium payments) are required or necessary to be made in order to continue such insurance. None of the Company or any of its subsidiaries insurers risk of loss through any captive insurance, risk retention group, reciprocal group or by means of any fund or pool of assets specifically set aside for contingent liabilities other than as described in the General Disclosure Package.

(ee)                            The Company and each of its subsidiaries maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15 of the General Rules and Regulations under the Exchange Act (the “Exchange Act Rules”)) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and

(iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective. Except as described in the General Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s internal control over financial reporting is, or upon consummation of the offering of the Shares will be, overseen by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) in accordance with the Exchange Act Rules. The Company has not publicly disclosed or reported to the Audit Committee or to the Board, and within the next 90 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in the internal control over financial reporting (each an “Internal Control Event”), any violation of, or failure to comply with, the U.S. Securities Laws, or any matter which if determined adversely, would have a Material Adverse Effect.

(ff)                                A member of the Audit Committee has confirmed to the Chief Executive Officer, Chief Financial Officer or General Counsel that, except as set forth in the General Disclosure Package, the Audit Committee is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Audit Committee review or investigate, (i) adding to, deleting, changing the application of or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies, (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years, or (iii) any Internal Control Event.

(gg)                          The Company and each of its subsidiaries have made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its subsidiaries in all material respects.

(hh)                          The Company maintains disclosure controls and procedures (as such is defined in Rule 13a-15 of the Exchange Act Rules) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company and its subsidiaries is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer by others within those entities, such disclosure controls and procedures are effective.

(ii)                                  The minute books of the Company and each of its subsidiaries that would be a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X (such a significant subsidiary of the Company, a “Significant Subsidiary”) have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company (or analogous governing bodies and interest holders, as applicable), and each of its Significant Subsidiaries since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(jj)                                  There is no franchise agreement, lease, contract, or other agreement or document required by the Securities Act or by the Rules and Regulations to be described in the General Disclosure Package and in the Prospectus or a document incorporated by reference therein or to be filed as an exhibit to the Registration Statements or a document incorporated by reference therein which is not so described or filed therein as required; and all descriptions of any such franchise agreements, leases, contracts, or other agreements or documents contained in the General Disclosure Package and in the Prospectus or in a document incorporated by reference therein are accurate and complete descriptions of such documents in all material respects. Other than as described in the General Disclosure Package, no such franchise agreement, lease, contract or other agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and neither the Company nor any of its subsidiaries has received notice or and the Company does not have Knowledge of any such pending or threatened suspension or termination.

(kk)                            No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein and which is not so described.

(ll)                                  No person or entity has the right to require registration of Ordinary Shares or other securities of the Company or any of its subsidiaries because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the General Disclosure Package, there are no persons with registration rights or similar rights to have any securities registered by the Company or any of its subsidiaries under the Securities Act.

(mm)                      Neither the Company nor any of its subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(nn)                          Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares or any transaction contemplated by this Agreement, the Registration Statements, the General Disclosure Package or the Prospectus.

(oo)                          The exercise price of each option issued under the Company’s stock option or other employee benefit plans has been no less than the fair market value of a share of common stock as determined on the date of grant of such option. All grants of options were validly issued and properly approved by the board of directors of the Company (or a duly authorized committee thereof) in material compliance with all applicable laws and regulations and recorded in the Company’s financial statements in accordance with GAAP and, to the Company’s Knowledge, no such grants involved “back-dating,” “forward-dating” or similar practice with respect to the effective date of grant.

(pp)                          Except as described in the General Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(qq)                          Since the date as of which information is given in the General Disclosure Package and the Prospectus through the date hereof, and except as set forth in the Pricing Prospectus, neither the Company nor any of its subsidiaries has (i) issued or granted any securities other than options to purchase Ordinary Shares pursuant to the Company’s stock option plan, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction other than in the ordinary course of business or (iv) declared or paid any dividend on its share capital.

(rr)                                All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to NASD Regulation Inc. pursuant to NASD Conduct rule 2710 or 2720 is true, correct and complete.

(ss)                            The Company is not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1296 of the United States Internal Revenue Code of 1966, and the Company is not likely to become a PFIC.

(tt)                                No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(uu)                          The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and are listed on the Nasdaq Global Market (the “Exchange”) , and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or delisting the Ordinary Shares from the Exchange, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (“NASD”) is contemplating terminating such registration or listing. No consent, approval, authorization or order of, or filing, notification or registration with, the Exchange is required for the listing and trading of the Shares on the Exchange.

(vv)                          The Company is, and has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statements, it will be, in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon it and at all times after the effectiveness of such provisions.

(ww)                      The Company is, and has taken all necessary actions to ensure that, upon and at all times after the Exchange shall have approved the Shares for listing it will be, in compliance with all applicable corporate governance requirements set forth in the rules of the Exchange that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the rules of the Exchange not currently in effect upon and all times after the effectiveness of such requirements.

(xx)                              Neither the Company nor any of its subsidiaries nor, to the Company’s Knowledge, any employee or agent of the Company or any subsidiary, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.

(yy)                          There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

(zz)                              There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its subsidiaries or any of their respective family members, except as disclosed in the Registration Statements, the General Disclosure Package and the Prospectus. All transactions by the Company with office holders or control persons of the Company have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under U.S. and Israeli law, as applicable.

(aaa)                      Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, the Company and its Israeli subsidiaries are in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to it by the Investment Center of the Israeli Ministry of Industry, Trade and Labor (the “Investment Center”) with respect to the “Approved Enterprise” status of any of the Company’s facilities as set forth under the Israeli Law for the Encouragement of Capital Investments, 1959, and laws and regulations relating to such “Approved Enterprise” status, as well as with respect to the other tax benefits received thereunder by the Company and its Israeli subsidiaries; and the Company has not received any notice of any proceeding or investigation relating to revocation or modification of any “Approved Enterprise” status granted with respect to any of the Company’s facilities. All information supplied by the Company with respect to the applications relating to such “Approved Enterprise” status was true, correct and complete in all material respects when supplied to the appropriate authorities.

(bbb)                   Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, the Company and its Israeli subsidiaries are not in material violation of any conditions or requirements stipulated by the instruments of approval granted to any of them by the Office of the Chief Scientist in the Israeli Ministry of Industry, Trade and Labor (the “OCS”) and any applicable laws and regulations, with respect to any research and development grants given to them by the OCS, which violation, individually or in the aggregate, could have a material adverse effect on the Company. All information supplied by the Company with respect to its application for such research and development grants was true, correct and complete in all material respects when supplied to the appropriate authorities.

(ccc)                      In connection with the execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby (with or without notice or lapse of time or both), the Company is not required to (A) publish a prospectus in Israel; (B) obtain the approval of the OCS; or (C) obtain the approval of the Investment Center.

(ddd)                   Assuming that none of the Underwriters is otherwise subject to taxation in Israel, the issuance, delivery and sale to the Underwriters of the Shares are not subject to any tax imposed by the State of Israel or any political subdivision thereof.

(eee)                      The statistical and market related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(fff)                            The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, Israeli money laundering statutes, and applicable money laundering statutes of the other jurisdictions where the Company or its subsidiaries primarily conduct their business, and all rules and regulations promulgated under the foregoing (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the Company’s Knowledge, threatened.

(ggg)                   Neither the Company nor any of its subsidiaries nor, to the Company’s Knowledge , any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(hhh)                   Neither the Company nor any of its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of the NASD) of, any member firm of the NASD.

(iii)                               Except for residents of enemy states that are prohibited from voting their shares under Israeli law and as otherwise disclosed in the Prospectus, there are no limitations under Israeli law on the rights of holders of Ordinary Shares to hold or vote or transfer their respective securities, and no approvals are currently required in Israel (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends declared by the Company to the holders of Ordinary Shares.

(jjj)                               This Agreement is in proper legal form under the laws of Israel for the enforcement thereof in Israel against the Company; and it is not necessary to ensure the legality, validity, enforceability, or admissibility in evidence, of this Agreement (or any portion thereof) in Israel, or that it be filed or recorded or enrolled with any court or authority in Israel.

(kkk)                      Any final judgment for a fixed or readily calculable sum of money rendered by any court of the State of New York or of the United States located in the State of New York having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or in respect of any suit, action or proceeding against the Selling Shareholder based upon this Agreement would be declared enforceable against the Company, as the case may be, by the courts of Israel without reexamination, review of the merits of the cause of action in respect of which the original judgment was given or relitigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty, provided that such judgment is obtained in compliance with legal requirements of the jurisdiction of the court rendering such judgment and in compliance with all legal requirements of this Agreement and that service of process was made personally on the Company or on the appropriate process agent (service of process effected in the manner set forth in this Agreement assuming its validity under New York law, will be effective, insofar as Israeli law is concerned, to confer valid personal jurisdiction over the Company), and provided further that certain basic principles of due process and public policy have been respected. The Company is not aware of any reason why the enforcement in Israel of such a judgment in respect of this Agreement would be contrary to public policy in Israel.

Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

(II)                          REPRESENTATIONS AND WARRANTIES AND AGREEMENTS OF THE SELLING SHAREHOLDER. The Selling Shareholder represents and warrants to the several Underwriters, as of the date hereof and as of each of the Closing Dates, and agrees with the several Underwriters, that:

(a)                                  the Selling Shareholder has, and immediately prior to each of the Closing Dates (as defined in Section 3 hereof) the Selling Shareholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, security interests, encumbrances, equities or claims of any kind, other than pursuant to this Agreement, the Power of Attorney and the Custody Agreement; [if Shares are to be delivered by the Selling Shareholder in certificated form endorsed to the Underwriters insert — delivery of the Shares to be sold by the Selling Shareholder and payment therefor pursuant to this Agreement will pass valid title to such Shares, free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code, to each Underwriter who has purchased such Shares without notice of an adverse claim][if Shares are to be delivered by the Selling Shareholder through DTC without ever being registered directly in the name of the Underwriters, insert — upon payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”) (unless delivery of such shares is unnecessary because such shares are already in possession of Cede or such nominee), registration of such shares in the name of Cede or such other nominee (unless registration of such shares is unnecessary because such shares are already registered in the name of Cede or such nominee), and the crediting of such shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any “adverse claim,” within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”) to such shares), (A) DTC shall be a “protected purchaser” of such shares within the meaning of Section 8-303 of the UCC and will acquire its interest in the shares (including without limitation, all rights that the Selling Shareholder had or has the power to transfer in such shares) free and clear of any “adverse claim” within in the meaning of Section 8-102 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such shares and (C) no action based on any “adverse claim” within the meaning of Section 8-102 of the UCC to such shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery (if necessary) and crediting occur, (x) such shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with the Company’s Memorandum of Association, Articles of Association and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC].

(b)                                 this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

(c)                                  the Selling Shareholder has duly and irrevocably authorized, executed and delivered a power of attorney, in substantially the form heretofore delivered by the Representatives (the “Power of Attorney”), appointing, [insert names of attorneys-in-fact] and each of them, as attorney-in-fact (the “Attorneys-in-fact”) with authority to execute and deliver this Agreement on behalf of the Selling Shareholder, to authorize the delivery of the Shares to be sold by the Selling Shareholder hereunder and otherwise to act on behalf of the Selling Shareholder in connection with the transactions contemplated by this Agreement; and the Power of Attorney is a valid and binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms.

(d)                                 the Selling Shareholder has duly and irrevocably authorized, executed and delivered a custody agreement, in substantially the form heretofore delivered by the Representatives (the “Custody Agreement”), with [insert name of custodian] as custodian for the Selling Shareholder (in such capacity, the “Custodian”), pursuant to which the Selling Shareholder has placed in custody with the Custodian for delivery under this Agreement certificates for all of the Shares to be sold by the Selling Shareholder hereunder, in negotiable and suitable form for transfer or delivery or accompanied by duly executed instruments of transfer or assignment in blank; and the Custody Agreement is a valid and binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms. The Custodian is authorized to deliver the Shares to be sold by the Selling Shareholder hereunder and to accept payment therefor.

(e)                                  the Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholder, the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby and the compliance by the Selling Shareholder with its obligations hereunder and thereunder have been duly authorized and do not and will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon the Shares to be sold by the Selling Shareholder hereunder or any other property or assets of the Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Selling Shareholder or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Selling Shareholder or any property or assets of the Selling Shareholder; and, except for the registration of the Shares under the Securities Act and with the Israeli Registrar of Companies, and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental or non-governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Shareholder, and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby.

(f)                                    the Shares represented by the certificates held in custody under the Custody Agreement for the Selling Shareholder are subject to the interests of the Underwriters hereunder; the arrangements made by the Selling Shareholder for such custody and the appointments of each Attorney-in-fact and the Custodian are irrevocable; the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law (whether by the dissolution or liquidation of the Shareholder or by the occurrence of any other event); and if the Selling Shareholder should be dissolved or liquidated or if any other event should occur before the delivery of the Shares to the Underwriters hereunder, certificates for the Shares to be sold by the Selling Shareholder shall be delivered on behalf of the Selling Shareholder in accordance with the terms and conditions of this Agreement and all action taken by the Attorneys-in-facts or any of them under the Power of Attorney or by the Custodian under the Custody Agreement shall be as valid, in each such case as if such dissolution, liquidation or other event had not occurred, whether or not the Custodian, the Attorneys-in-fact or any of them shall have notice of such dissolution, liquidation or other event.

(g)                                 at the respective times the Registration Statements and any amendments thereto became or become effective and at each of the Closing Dates, each Registration Statement and any amendments thereto did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the General Disclosure Package, the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Applicable Time and at each of the Closing Dates, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (g) apply only to the extent that any information contained in or omitted from the Registration Statement, the General Disclosure Package or the Prospectus was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Selling Shareholder.

(h)                                 the Selling Shareholder has not taken, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company.

(i)                                     neither the Selling Shareholder nor any of its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of the NASD) of, any member firm of the NASD, other than as described on the NASD Questionnaire previously completed and executed by the Selling Shareholder, a copy of which has been provided to the Underwriters.

Any certificate signed by or on behalf of the Selling Shareholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Selling Shareholder to each Underwriter as to the matters covered thereby.

3.                                       PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Shareholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder, that number of Firm Shares (rounded up or down, as determined by Cowen in its discretion, in order to avoid fractions) obtained by multiplying 4,666,667 Firm Shares, in the case of the Company, and 2,333,333 Firm Shares, in the case of the Selling Shareholder, in each case by a fraction, the numerator of which is the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the total number of Firm Shares.

The purchase price per share to be paid by the Underwriters to the Company and the Selling Shareholder for the Shares will be $[          ] per share (the “Purchase Price”).

The Company and the Custodian, on behalf of the Selling Shareholder, will deliver the Firm Shares to the Representatives for the respective accounts of the several Underwriters, through the facilities of The Depository Trust Company or, at the election of the Representatives, in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representatives may direct by notice in writing to the

Company and the Custodian given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Closing Date against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank acceptable to Cowen payable to the order of the Company and, [insert name of Custodian] as Custodian for the Selling Shareholder for the Firm Shares sold by them all at the offices of [                                        ]. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The time and date of the delivery and closing shall be at 10:00 A.M., New York time, on [            ], 200[    ], in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the “Closing Date”. The Closing Date and the location of delivery of, and the form of payment for, the Firm Shares may be varied by agreement among the Company, the Selling Shareholder and Cowen.

The Company, in the event the Representatives elect to have the Underwriters take delivery of definitive certificates instead of delivery from the Company of the certificates through the facilities of The Depository Trust Company, and the Custodian, on behalf of the Selling Shareholder, shall make certificates for the Firm Shares available to the Representatives for examination on behalf of the Underwriters in New York, New York at least one (1) full business day prior to the Closing Date.

For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, the Underwriters may purchase all or less than all of the Optional Shares. The price per share to be paid for the Optional Shares shall be the Purchase Price. The Company and the Selling Shareholder agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Shares obtained by multiplying the number of Optional Shares specified in the written notice described below by a fraction, the numerator of which is 350,000, in the case of the Company, and 700,000, in the case of the Selling Shareholder, and the denominator of which is the total number of Optional Shares (subject to adjustment by Cowen to eliminate fractions). Such Optional Shares shall be purchased from the Selling Shareholder for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite such Underwriter’s name on Schedule A bears to the total number of Firm Shares (subject to adjustment by Cowen to eliminate fractions). The option granted hereby may be exercised as to all or any part of the Optional Shares at any time, and from time to time, not more than thirty (30) days subsequent to the date of this Agreement. No Optional Shares shall be sold and delivered unless the Firm Shares previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Shares or any portion thereof may be surrendered and terminated at any time upon notice by Cowen to the Company and Selling Shareholder.

The option granted hereby may be exercised by written notice being given by Cowen to the Copmany and the Custodian, on behalf of the Selling Shareholder, setting forth the number of the Optional Shares to be purchased by the Underwriters and the date and time for delivery of and payment for the Optional Shares. Each date and time for delivery of and payment for the Optional Shares (which may be the Closing Date, but not earlier) is herein called the “Option Closing Date” and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. The Option Closing Date and the Closing Date are herein called the “Closing Dates”.

The Company and the Custodian, on behalf of the Selling Shareholder, will deliver the Optional Shares to the Representatives for the respective accounts of the several Underwriters, through the facilities of the Depository Trust Company or, at the election of the Representatives, in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company and the Custodian given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Option Closing Date against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank acceptable to Cowen payable to the order of the Company and [insert name of Custodian] as Custodian for the Selling Shareholder for the Optional Shares sold by them, all at the offices of [                    ]. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The Company, in the event the Representatives elect to have the Underwriters take delivery of definitive certificates instead of delivery from the Company of the certificates thorugh the facilities of the the Deposiory Trust Company, and the Selling Shareholder shall make the certificates for the Optional Shares available to the Representatives for examination on behalf of the Underwriters in New York, New York not later than 10:00 A.M., New York Time, at least one (1) full business day prior to the Option Closing Date. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Shares may be varied by agreement among the Company, the Selling Shareholder and Cowen.

The several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

4.                                       FURTHER AGREEMENTS

(I)                              FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters:

(a)                                  To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives and file such Rule 462(b) Registration Statement with the Commission by 10:00 P.M., New York time, on the date hereof, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Rules and Regulations; to prepare the Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second business (2nd) day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; to notify the Representatives immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statements, the General Disclosure Package or to the Prospectus to which the Representatives shall reasonably object by notice to the Company after a reasonable period to review; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rules 433(d) or 163(b)(2) of the Rules and Regulations, as the case may be; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Shares; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b)                                 The Company represents and agrees that, unless it obtains the prior consent of the Representatives, it has not made and will not, hereof, make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations unless the prior written consent of the Representatives has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus[es] included in Schedule [      ] hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(c)                                  If at any time prior to the expiration of nine (9) months after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, when a prospectus relating to the Shares is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations), not misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Securities Act or the Exchange Act, that the Company will promptly notify the Representatives thereof and upon their request will prepare an appropriate amendment or supplement or upon their request make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act in form and substance satisfactory to the Representatives which will correct such statement or omission or effect such compliance and will use its best efforts to have any amendment to any Registration Statement declared effective as soon as possible. The Company will furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of such amendment or supplement. In case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) relating to the Shares nine (9) months or more after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and deliver to such Underwriter as many copies as such Underwriter may request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(d)                                 If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e)                                  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, including any document incorporated by reference therein and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representatives so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

(f)                                    To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(g)                                 To deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall reasonably request:  (i) conformed copies of the Registration Statements as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement), and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such document).

(h)                                 To make generally available to its shareholders as soon as practicable, but in any event not later than sixteen (16) months after the effective date of each Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

(i)                                     To take promptly from time to time such actions as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Representatives may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of Shares in such jurisdictions; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

(j)                                     Upon request, during the period of five (5) years from the date hereof, to deliver to each of the Underwriters, (i) as soon as they are available, copies of all reports or other communications furnished to shareholders, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange on which the Shares is listed. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.

(k)                                  That the Company will not, for a period of ninety (90) days from the date of this Agreement (the “Lock-Up Period”) without the prior written consent of Cowen, directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, other than the Company’s sale of the Shares hereunder and the issuance of options to acquire Ordinary Shares pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Prospectus and the issuance of Ordinary Shares pursuant to the valid exercises of options, warrants or rights outstanding on the date hereof. The Company will cause each officer, director, shareholder, optionholder and warrantholder listed in Schedule C to furnish to the Representatives, prior to the Closing Date, a letter, substantially in the form of Exhibit I hereto, pursuant to which each such person shall agree, among other things, not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, not to engage in any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of Ordinary Shares or any such securities and not to engage in any short selling of any Ordinary Shares or any such securities, during the Lock-Up Period, without the prior written consent of Cowen. The Company also agrees that during such period, other than for the sale of the Shares hereunder, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, except for a registration statement on Form S-8 relating to employee benefit plans. The Company hereby agrees that (i) if it issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (k) or the letter shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Representatives and any co-managers and each stockholder subject to the Lock-Up Period with prior notice (in accordance with Section 14 herein) of any such announcement that gives rise to an extension of the Lock-Up Period.

(l)                                     To supply the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act or any of the Registration Statements, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(m)                               Prior to each of the Closing Dates, to furnish to the Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statements and the Prospectus.

(n)                                 Prior to the latest of the Closing Dates, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representatives are notified), without the prior written consent of the Representatives, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

(o)                                 Until Cowen shall have notified the Company of the completion of the resale of the Shares, that the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Shares, or attempt to induce any person to purchase any Shares; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Shares.

(p)                                 Not to take any action prior to latest of the Closing Dates which would require the Prospectus to be amended or supplemented pursuant to Section 4(c).

(q)                                 To at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

(r)                                    To maintain, at its expense, a registrar and transfer agent for the Shares.

(s)                                  To apply the net proceeds from the sale of the Shares as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds,” and except as disclosed in the General Disclosure Package, the Company does not intent to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of any Underwriter. The Company shall manage its affairs and investments in such a manner as not to be or become an “investment company” within the meaning of the Investment Company Act and the rules and regulations thereunder.

(t)                                    To use its best efforts to list, subject to notice of issuance, and to maintain the listing of the Shares on the Exchange.

(u)                                 To use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to each of the Closing Dates and to satisfy all conditions precedent to the delivery of the Firm Shares and the Optional Shares.

(v)                                 Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(II)                                FURTHER AGREEMENTS OF THE SELLING SHAREHOLDER. The Selling Shareholder agrees with the several Underwriters that:

(a)                                  The Selling Shareholder will not directly or indirectly, during the Lock-Up Period, without the prior written consent of Cowen: (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares (including, without limitation, Ordinary Shares or any such securities which may be deemed to be beneficially owned by such Shareholder in accordance with the Rules and Regulations); (ii) enter into any swap, hedge or other agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares (whether such swap or transaction is to be settled by delivery of securities described in (i) of this paragraph (a), cash or otherwise); (iii) engage in any short selling of any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares; (iv) file or participate in the filing with the Commission of any registration statement, or circulate or participate in the circulation of any preliminary prospectus or prospectus or other disclosure document with respect to any proposed offering of any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares; or (v) exercise any right such Shareholder may have to require the registration with the Commission of any proposed offering or sale of any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares, other than the sale of the Stock hereunder. In order to enable this covenant to be enforced, such Shareholder hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares. Such shareholder agrees that (i) if the Company issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (a) shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Selling Shareholder hereby acknowledges that the Company has agreed herein to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous sentence to the Selling Shareholder (in accordance with Section 14 herein) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the Selling Shareholder. The Selling Shareholder hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this provision during period from the date hereof to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this section) has expired.

(b)                                 The Selling Shareholder will not take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company.

(c)                                  The Selling Shareholder will deliver to Cowen on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 or such other applicable form or statement specified by Treasury Department regulations in lieu thereof.

(d)                                 The Selling Shareholder agrees that it will not prepare of have prepared on its behalf or use or refer to any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) and agrees that it will not distribute any written materials in connection with the offer or sale of the Shares.

(e)                                  During the period when delivery of a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) of the Rules and Regulations) is required under the Securities Act, the Selling Shareholder will advise the Representatives promptly, and will confirm such advice in writing to the Representatives, of any change in the information relating to the Selling Shareholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.

(f)                                    The Selling Shareholder will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Selling Shareholder prior to each of the Closing Dates and to satisfy all conditions precedent to the delivery of the Firm Shares and the Optional Shares.

5.                                       PAYMENT OF EXPENSES. The Company agrees to pay, or reimburse if paid by any Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated: (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the registration of the Shares under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statements, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein and the costs of printing, reproducing and distributing the Power of Attorney, the Custody Agreement, the “Agreement Among Underwriters” between the Representatives and the Underwriters, the Master Selected Dealers’ Agreement, the Underwriters’ Questionnaire, this Agreement and any closing documents by mail, telex or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Underwriters) incurred in connection with securing any required review by the NASD of the terms of the sale of the Shares and any filings made with the NASD; (e) any applicable listing or other fees; (f) the fees and expenses (including related fees and expenses of counsel to the Underwriters) of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 4(I)(i)) and of preparing, printing and distributing wrappers, Blue Sky Memoranda and Legal Investment Surveys; (g) the cost of preparing and printing stock certificates; (h) all fees and expenses of the registrar and transfer agent of the Shares; (i) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with the legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation contained in Section 1[(c)], (j) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the officers of the Company and such consultants, including the cost of any aircraft chartered in connection with the road show, and (k) all other costs and expenses incident to the offering of the Shares or the performance of the obligations of the Company and of the Selling Shareholder under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and the fees and expenses of counsel to the Selling Shareholder); provided that, except to the extent otherwise provided in this Section 5 and in Sections 9 and 10, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the resale of any Shares by them and the expenses of advertising any offering of the Shares made by the Underwriters.

6.                                       CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and as of the Applicable Time and on each of the Closing Date, of the representations and warranties of the Company and the Selling Shareholder contained herein, to the accuracy of the statements of the Company and the Selling Shareholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their obligations hereunder, and to each of the following additional terms and conditions:

(a)                                  The Registration Statements have become effective under the Securities Act, and no stop order suspending the effectiveness of any Registration Statement or any part thereof, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the

Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(I)(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and the NASD shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b)                                 None of the Underwriters shall have discovered and disclosed to the Company on or prior to the Closing Date that any Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c)                                  All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Custody Agreements, the Powers of Attorney, the Shares, the Registration Statements, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Shareholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)                                 Carter Ledyard & Milburn LLP shall have furnished to the Representatives such counsel’s written opinion, as counsel to the Company, addressed to the Underwriters and dated as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(i)                                     Each of the Company’s Significant Subsidiaries and U.S. subsidiaries have been duly incorporated and are validly existing as corporations or other legal entities in good standing under the laws of their respective jurisdictions of organization and have all power and authority necessary to own their respective properties and to conduct the businesses in which they are engaged as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement.

(ii)                                  The Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations in the United States and [jurisdictions where Significant Subsidiaries operate]

(iii)                               All the issued shares of capital stock (or analogous ownership interests, as applicable) of each Significant Subsidiary and U.S. subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and, except to the extent set forth in the General Disclosure Package, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party; and none of the outstanding shares of capital stock (or analogous ownership interests, as applicable) of any Significant Subsidiary or U.S. subsidiary of the Company was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

(iv)                              Assuming this Agreement has been duly authorized, executed and delivered by the Company under Israeli law, this Agreement has been dully executed and delivered by the

Company, to the extent such execution and delivery are governed by the laws of the State of New York.

(v)                                 The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the charter or by-laws (or analogous governing instruments, as applicable) of the any of the Company’s subsidiaries. or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

(vi)                              Except such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, Blue Sky laws, and applicable state securities laws, and/or by the NASD Corporate Financing Department, in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing, qualification or registration with, any United States court or governmental or non-governmental agency or body, which has not been obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer, issue and sale of the Shares or the consummation by the Company of the transactions contemplated hereby.

(vii)                           The statements under the heading “[Certain Federal Income Tax Considerations]” and “[Shares Eligible for Future Sale]” [insert other captions as appropriate] in the Prospectus (and any similar section or information contained in the General Disclosure Package), to the extent that such statements purport to constitute summaries of matters of law or regulation, legal conclusions or legal proceedings or summaries of documents referred to therein, fairly summarize the matters described therein in all material respects.

(viii)                        The description in the Registration Statement, the General Disclosure Package and the Prospectus of statutes, legal or governmental proceedings and contracts and other documents are fairly summarized in all material respects and there are no pending legal or governmental proceedings in the United States or contracts or other documents to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the General Disclosure Package or the Prospectus or a document incorporated by reference therein or to be filed as exhibits to the Registration Statements or a document incorporated by reference therein which are not described or filed as required.

(ix)                                None of the Company’s subsidiaries (i) is in violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) is in default, and no event has occurred, which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, statute, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental or non-governmental authorization or permit (including, without limitation, those administered by the Federal Communications Commission, or FCC, in the United States, or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FCC) necessary for the ownership of its property or to the conduct of its business as described in the General Disclosure Package and the Prospectus.

(x)                                   Other than as set forth in the General Disclosure Package, there are no legal or governmental proceedings pending in the United States to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(xi)                                The Company and its subsidiaries own or possess legally enforceable rights to use the Intellectual Property. Other than as described in the General Disclosure Package, (A) each registration and application to register copyrights, patents, trademarks, service marks and trade dress described in the General Disclosure Package and the Prospectus as owned by the Company or any of its subsidiaries is subsisting in full force and effect and is valid and enforceable against third parties, (B) there are no third parties who have any rights in the Intellectual Property that could preclude the Company or any of its subsidiaries from conducting its business as described in the General Disclosure Package and the Prospectus, (C) there are no pending or threatened actions, suits, proceedings, investigations or claims by others challenging the rights of the Company or any of its subsidiaries or, if the Intellectual Property is licensed to the Company or any of its subsidiaries, in respect of any third party licensor, and (D) the Company and its subsidiaries have not and, to the extent any Intellectual Property is licensed to the Company or any of its subsidiaries, no third party licensor has, infringed, or received any notice of infringement of or conflict with, any rights of others with respect to the Intellectual Property.

(xii)                             Each Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein and became effective immediately upon such filing, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) and in compliance with Rules 430A and 430B of the Rules and Regulations on the date specified in such opinion and no stop order suspending the effectiveness of any Registration Statement or any part thereof has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

(xiii)                          The Registration Statements and any amendments thereto made by the Company prior to the Closing Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion), as of their respective effective dates complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the Pricing Prospectus (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion), as of the Applicable Time, complied as to form in all material respects with the requirements of the Securities Act; the Prospectus and any amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion), as of the respective date thereof, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and the documents incorporated by reference in the Pricing Prospectus and the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(xiv)                         No person or entity has the right to require registration of Ordinary Shares or other securities of the Company because of the filing or effectiveness of the Registration Statements [or otherwise], except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

(xv)                            The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus will not be, an “investment company” within the meaning of such term as defined in the Investment Company Act and the rules and regulations of the Commission thereunder.

(xvi)                         Any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 under the Securities Act has been made within the time period required by Rule 433(d) under the Securities Act.

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of the Company’s in-house counsel reasonably satisfactory to the Representatives as to matters which are governed by the laws of the State of Israel; provided that such counsel shall state in their opinion that the Underwriters and her are permitted to rely on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsels for the Underwriters.

Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated as of the Closing Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statements, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to the Closing Date, (y) based on such counsel’s examination of the Registration Statements, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to the Closing Date and the documents incorporated by reference in the General Disclosure Package or the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date, and such counsel’s investigations made in connection with the preparation of the Registration Statements, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to the Closing Date, and “conferences with certain officers and employees of and with auditors for and counsel to the Company,” such counsel has no reason to believe that (I) the Registration Statements or any amendment thereto, as of their respective effective dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, at the respective date thereof or at the Closing Date, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the documents included in the General Disclosure Package, all considered together, as of the Applicable Time and as of the Closing Date contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data, or legal matters governed by the laws of the State if Israel, contained in the Registration Statements, the General Disclosure Package, the Prospectus or an incorporated document. The foregoing statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statements, the General Disclosure Package or the Prospectus and takes no responsibility therefor except to the extent set forth in the opinion described in clauses (vii) and (viii) above.

(e)           Rael Kolevsohn shall have furnished to the Representatives her written opinion, as Israeli counsel of the Company, addressed to the Underwriters and dated as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(i)                                     The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Israel. The Company is duly qualified to transact business in Israel.

(ii)                                  The Company has all corporate power and authority to own and lease its properties and to conduct its business and operate its properties as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and to sell the Shares being sold by the Company on the Closing Dates. No proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company.

(iii)                               The Company has an authorized share capital as set forth in under the heading “Capitalization” in the Pricing Prospectus and the Prospectus, and all of the outstanding Ordinary Shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and free and clear of any preemptive or other similar rights arising under applicable Israeli law, the Memorandum of Association or Articles of Association of the Company or any agreement or instrument that is material to the Company; and the authorized share capital of the Company conforms as to legal matters to the description thereof contained in the General Disclosure Package and the Prospectus.

(iv)                              Except as set forth in the General Disclosure Package and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase any securities of the Company, or any restriction upon the voting or transfer of any securities of the Company, including the sale of the Shares by the Selling Shareholder, in each case pursuant to the Company’s Memorandum of Association or Articles of Association or, to such counsel’s knowledge, any agreements or other instruments to which the Company is a party or by which it is bound. To such counsel’s knowledge, except as disclosed in the General Disclosure Package and the Prospectus, there are no outstanding options, warrants or other rights to purchase and no agreement to issue any Ordinary Shares or any security convertible into, exercisable for, or exchangeable for Ordinary Shares.

(v)                                 The form of certificate, used to evidence the Ordinary Shares, complies in all material respects with all applicable statutory requirements under the laws of the State of Israel, and with any applicable requirements of the Memorandum of Association or Articles of Association of the Company.

(vi)                              To such counsel’s knowledge, except as set forth in the General Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

(vii)                           This Agreement has been duly authorized, executed and delivered by the Company; all corporate actions required by the laws of the State of Israel or the Memorandum of Association or Articles of Association of the Company to be taken by the Company for the due and proper authorization and issuance of the Shares and the offering, sale and delivery of the Shares has been validly and sufficiently taken; and the filing of the Registration Statement with the Commission has been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed on behalf of the

Company pursuant to such authorization in accordance with the laws of the State of Israel.

(viii)                        The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the sale of the Shares being sold by the Company and the Selling Shareholder on the Closing Dates) do not and will not conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the imposition of any lien, charge, security interest or encumbrance upon any property or assets of the Company pursuant to, (A) any material indenture, mortgage, lease, deed of trust, note or other agreement or instrument to which the Company is a party or by which its property is bound, in each case known to such counsel and governed by Israeli law, (B) any of the agreements listed in Schedule [  ] to the opinion (such agreements being those filed as exhibits [   ] through [    ] of the Registration Statement), (C) any statute, rule or regulation of the State of Israel, or any judgment, decree, license, permit or order known to such counsel of an Israeli court, governmental agency, administrative agency, regulatory body, arbitrator or other Israeli authority having authority over the Company or any of its properties, as applicable (each, an “Israeli Governmental Authority”), or (D) the Memorandum of Association or Articles of Association of the Company. As to the agreements referred to in subsection (B) above, which by their terms are or may be governed by the laws of a jurisdiction other than the State of Israel, for purposes of the opinion expressed in this paragraph (viii), such counsel has assumed without independent verification that the governing law is the same as the laws of the State of Israel.

(ix)                                To such counsel’s knowledge, the Company is not in violation or default of (A) any material indenture, mortgage, lease, deed of trust, note or other agreement or instrument to which the Company is a party or by which its property is bound, (B) except as set forth in the General Disclosure Package and the Prospectus, any statute, rule, regulation, license or permit of any Israeli Governmental Authority, including such that relate to environmental matters, or (C) the Memorandum of Association or Articles of Association of the Company.

(x)                                   No consent, approval, authorization, filing with or order of any Israeli Governmental Authority (including without limitation the Israel Securities Authority) is required for the performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained and which are specified in the attached Schedule [   ] to such opinion.

(xi)                                To such counsel’s knowledge, there is no legal or governmental action, suit or proceeding, in Israel or elsewhere pending or threatened against the Company or to which the properties of the Company are subject, which is of a character that is required to be disclosed in the Registration Statement and/or the Prospectus which is not adequately disclosed.

(xii)                             The statements in the Registration Statement and the Prospectus insofar as such statements summarize legal matters as to laws of the State of Israel, provisions of the Company’s Articles of Association, or agreements, documents or proceedings discussed therein governed by the laws of the State of Israel, are accurate and present fairly the information with respect to such documents and matters.

(xiii)                          To ensure the legality, validity or admissibility into evidence in the State of Israel of each of the Agreement and any other document required to be furnished there under, it is not necessary that the Agreement or any such other document be filed or recorded with any court or other authority in the State of Israel.

(xiv)                         The appointment by the Company of Carter Ledyard & Milburn LLP as the Company’s designee, appointee and authorized agent for the purpose described in Section [16] is legal, valid and binding under the laws of the State of Israel.

(xv)                            Under the laws of Israel, the submission by the Company under the Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to the Agreement, is binding upon the Company and, if properly brought to the attention of a court or administrative body in accordance with the laws of Israel, would be enforceable in any judicial or administrative proceeding in Israel; subject to certain time limitations, Israeli courts are empowered to enforce foreign final non-appealable executory judgments for liquidated amounts in civil matters, obtained after completion of process before a court of competent jurisdiction which recognizes similar Israeli judgments, provided such judgments or the enforcement thereof are not contrary to Israeli law, public policy, security or the sovereignty of the State of Israel; and the enforcement of judgments is conditional upon: (a) adequate service of process being effected and the defendant having had a reasonable opportunity to be heard; (b) such judgment having been obtained before a court of competent jurisdiction according to the rules of private international law prevailing in Israel; (c) such judgment not being in conflict with another valid judgment in the same matter between the same parties; (d) such judgment not having been obtained by fraudulent means; and (e) an action between the same parties in the same matter not pending in any Israeli court at the time the lawsuit is instituted in the foreign court.

(xvi)                         Assuming that none of the Underwriters is otherwise subject to taxation in Israel, no duties and no capital gains, income, withholding, , value-added, stamp, transfer, or other taxes are payable by or on behalf of the Underwriters to the State of Israel or any taxing authority thereof in connection with the sale and delivery by the Underwriters of the Shares as contemplated in the Agreement.

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel reasonably satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of Israel; provided that such counsel shall state in her opinion that the Underwriters and her are permitted to rely on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsels for the Underwriters.

In addition, such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated as of the Closing Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel of the Company in connection with the preparation of the Registration Statements, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to the Closing Date, (y) based on such counsel’s examination of the Registration Statements, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to the Closing Date and the documents incorporated by reference in the General Disclosure Package or the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date, and such counsel’s investigations made in connection with the preparation of the Registration Statements, the General Disclosure Package and the Prospectus, and each amendment or supplement thereto made by the Company prior to the Closing Date, and “conferences with certain officers and employees of and with auditors for and counsel to the Company,” such counsel has no reason to believe that (I) the Registration Statements or any amendment thereto, as of their respective effective dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, at the respective date thereof or at the Closing Date, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the documents included in the General Disclosure Package, all considered together, as of the Applicable Time and as of the Closing Date contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements, the General Disclosure Package, the Prospectus or an incorporated document. The foregoing statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statements, the General Disclosure Package or the Prospectus and takes no responsibility therefor except to the extent set forth in the opinion described in clauses (d)(vii) and (d)(viii) above.

(f)            Arnold & Porter LLP shall have furnished to the Representatives such counsel’s written opinion, as counsel to the Selling Shareholder, addressed to the Underwriters and dated as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(i)                                     The Selling Shareholder has full right, power and authority to enter into and perform such Selling Shareholder’s obligations under this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement

(ii)                                  The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, except for such conflicts, breaches, violations or defaults as would not, singularly or in the aggregate, impair in any material respect the ability of the Selling Shareholder to perform its obligations under, or to consummate any transactions contemplated by, this Agreement, the Power of Attorney, the Custody Agreement, the General Disclosure Package or the Prospectus, nor will such actions result in any violation of the charter or by-laws of any Selling Shareholder or any law, statute, rule, regulation, judgment, order or decree of any court or governmental or non-governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body, which has not been obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Shareholder, the offer, issue and sale of the Shares or and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby.

(iii)                               This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

(iv)                              A Power-of-Attorney and a Custody Agreement have been duly authorized, executed and delivered by the Selling Shareholder and constitute legal, valid and binding agreements of the Selling Shareholder and are enforceable against the Selling Shareholder in accordance with their respective terms.

(v)                                 The Attorney-in-fact has been duly authorized by the Selling Shareholder to deliver the Shares on behalf of the Selling Shareholder in accordance with the terms of this Agreement.

(vi)                              Upon payment for, and delivery of, the Shares to be sold by the Selling Shareholder under this Agreement in accordance with the terms hereof, each Underwriter which purchased such Shares in good faith and without notice of any lien, security interest, encumbrance, equity or adverse claim, will acquire good and valid title to the Shares purchased by such Underwriter, free and clear of all liens, security interests, encumbrances, equities or claims.

(g)           Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co. shall have furnished to the Representatives such counsel’s written opinion, as Israeli counsel to the Selling Shareholder, addressed to the Underwriters and dated as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(i)                                     The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Israeli law or administrative regulation, or any judgment or order known to such counsel, of any Israeli Governmental Authority having jurisdiction over the Selling Shareholder or any of its properties.

(ii)                                  No consent, approval, authorization, filing with or order of any Israeli Governmental Authority is required for the performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Shareholder or the consummation of the transactions contemplated hereby and thereby by the Selling Shareholder, except such as have been obtained.

(h)           The Representatives shall have received from Morrison & Foerster LLP, counsel for the Underwriters, such opinion or opinions, dated as of the Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company, its Significant Subsidiaries, and the Selling Shareholder shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(i)            Herzog Fox & Neeman shall have furnished to the Representatives such counsel’s written opinion, as Israeli counsel to the Underwriters, addressed to the Underwriters and dated as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that nothing has come to such counsel’s attention that leads such counsel to believe that: (i) the Registration Statements, at the time they became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the Act or as of the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) the documents and information comprising the General Disclosure Package, taken as a whole as of the Applicable Time, contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not make any comment in this paragraph with respect to the financial statements and other financial information contained in the Registration Statement, the Prospectus or the General Disclosure Package).

(j)            At the time of the execution of this Agreement, the Representatives shall have received from Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, a letter, addressed to the Underwriters, executed and dated such date, in form and substance satisfactory to the Representatives (i) confirming that they are an independent registered accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus.

(k)           On the effective date of any post-effective amendment to any Registration Statement and on the Closing Date, the Representatives shall have received a letter (the “bring-down letter”) from Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, addressed to the Underwriters and dated as of as of such Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the bring-down letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Representatives concurrently with the execution of this Agreement pursuant to paragraph (i) of this Section 6.

(l)            The Company shall have furnished to the Representatives a certificate, dated as of the Closing Date, of its Chairman of the Board, its President and its chief financial officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statements and each amendment thereto, as of their respective effective dates and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of such Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of such Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Initial Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements, the General Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of such Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company and its subsidiaries, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.

(m)          At the time of the execution of this Agreement, the Representatives shall have received copies of the Power of Attorney and Custody Agreement executed by the Selling Shareholder, Attorney-in-fact and Custodian.

(n)           The Selling Shareholder (or the Custodian or one or more Attorneys-in-fact on behalf of such Selling Shareholder) shall have furnished to the Representatives on the Closing Date a certificate, dated the such date, signed by, or on behalf of, the Selling Shareholder stating that the representations, warranties and agreements of the Selling Shareholder contained herein are true and correct as of such Closing Date and that such Selling Shareholder has complied with all agreements contained herein to be performed by the Selling Shareholder at or prior to such Closing Date.

(o)           Since the date of the latest audited financial statements included in the General Disclosure Package or incorporated by reference in the General Disclosure Package as of the date hereof, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (o), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the General Disclosure Package.

(p)           No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any Israeli, U.S. or other governmental agency or body which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any Israeli or U.S. federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(q)           Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), the Company’s corporate credit rating or the rating of any of the Company’s debt securities.

(r)            Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange, Nasdaq Global Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(s)           The Exchange shall have approved the Shares for listing therein, subject only to official notice of issuance.

(t)            Cowen shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as Cowen may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.

(u)           Cowen shall have received the written agreements, substantially in the form of Exhibit I hereto, of the officers, directors, shareholders, optionholders and warrantholders of the Company listed in Schedule C to this Agreement.

(v)           On or prior to each of the Closing Dates, as applicable, the Company and the Selling Shareholders shall have furnished to Cowen such further certificates and documents as Cowen may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.             INDEMNIFICATION AND CONTRIBUTION.

(a)           The Company shall indemnify and hold harmless:

each Underwriter, its directors, officers, managers, members, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, or (B)  the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

The indemnity agreement in this Section 7(a) is not exclusive and is in addition to each other liability which the Company might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to any Underwriter Indemnified Party.

(b)           The Selling Shareholder shall indemnify and hold harmless each Underwriter Indemnified Party, against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which that Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in

any amendment or supplement thereto or document incorporated by reference therein, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information provided to the Company by or on behalf of the Selling Shareholder specifically for inclusion therein, and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Selling Shareholders might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to each Underwriter Indemnified Party.

(c)           Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to the Company Indemnified Parties.

(d)           Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a), the Selling Shareholder in the case of a claim for indemnification under Section 7(b) or Cowen in the case of a claim for indemnification under Section 7(c), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) (iv) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by Cowen if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Subject to this Section 7(d), the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Sections 7(a) or 7(b) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)           If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a), 7(b) or 7(c), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Shares, or (ii) if the allocation provided by clause (i) of this Section 7(e) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(e) but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders, on the one hand, or the Underwriters, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representatives by or on behalf of the Underwriters for use in the Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriter’s Information as defined in Section 17.

(f)            The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to Section 7(e) above were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to Section 7(e) above. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to in Section 7(e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 7 are several in proportion to their respective underwriting obligations and not joint.

8.             TERMINATION. The obligations of the Underwriters hereunder may be terminated by Cowen, in its absolute discretion by notice given to the Company and the Attorney-in fact for the Selling Shareholder prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 6(o), 6(q) or 6(r) have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

9.             REIMBURSEMENT OF UNDERWRITERS’ EXPENSES. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 8 or 10, (b) the Company or the Selling Shareholder shall fail to tender the Shares for delivery to the Underwriters for any reason not permitted under this Agreement, (c) the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement or (d) the sale of the Shares is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company or the Selling Shareholder to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then in addition to the payment of amounts in accordance with Section 5, the Company and the Selling Shareholder shall, pro rata based on the number of Shares it agreed to sell hereunder, reimburse the Underwriters for the fees and expenses of Underwriters’ counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Shares, including, without limitation, travel and lodging expenses of the Underwriters, and upon demand the Company and the Selling Shareholder shall pay the full amount thereof to Cowen; provided that if this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, neither the Company nor the Selling

Shareholder shall be obligated to reimburse any defaulting Underwriter on account of expenses to the extent incurred by such defaulting Underwriter provided further that the foregoing shall not limit any reimbursement obligation of the Company and the Selling Shareholder to any non-defaulting Underwriter under this Section 9.

10.           SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall default in its or their obligations to purchase Shares hereunder on any of the Closing Dates and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares to be purchased by all Underwriters on such Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares to be purchased by all Underwriters on such Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the Shares of a defaulting Underwriter or Underwriters on such Closing Date as provided in this Section 10, (i) the Company and the Selling Shareholder shall have the right to postpone such Closing Date for a period of not more than five (5) full business days in order that the Company and the Selling Shareholder may effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statements or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Selling Shareholder or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriter, the Selling Shareholder,or the Company, except that the representations, warranties, covenants, indemnities, agreements and other statements set forth in Section 2, the obligations with respect to expenses to be paid or reimbursed pursuant to Sections 5 and 9 and the provisions of Section 7 and Sections 11 through 21, inclusive, shall not terminate and shall remain in full force and effect.

11.           ABSENCE OF FIDUCIARY RELATIONSHIP. The Company and the Selling Shareholder acknowledges and agrees that:

(a)           each Underwriter’s responsibility to the Company and the Selling Shareholder is solely contractual in nature, the Representatives have been retained solely to act as underwriters in connection with the sale of the Shares and no fiduciary, advisory or agency relationship between the Company of the Selling Shareholders and the Representatives has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Representatives has advised or is advising the Company or the Selling Shareholder on other matters;

(b)           the price of the Shares set forth in this Agreement was established by the Company and the Selling Shareholder following discussions and arms-length negotiations with the Representatives, and the Company and the Selling Shareholder is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)           they have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Shareholder and that the Representatives have no obligation to disclose such interests and transactions to the Company or the Selling Shareholder by virtue of any fiduciary, advisory or agency relationship; and

(d)           they waive, to the fullest extent permitted by law, any claims they may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company or the Selling Shareholder in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Selling Shareholder, including stockholders, employees or creditors of the Company or the Selling Shareholder.

12.           SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company, and the Selling Shareholder and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentence, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Shareholder contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall be for the benefit of the Company Indemnified Parties. It is understood that each Underwriter’s responsibility to the Company and the Selling Shareholder is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

13.           SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholder, the Company or any person controlling any of them and shall survive delivery of and payment for the Shares. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 8 or Section 10, the indemnities, covenants, agreements, representations, warranties and other statements forth in Sections 2, 5, 7 and 9 and Sections 11 through 21, inclusive, of this Agreement shall not terminate and shall remain in full force and effect at all times.

14.           NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Underwriters, shall be delivered or sent by mail, telex, facsimile transmission or email to Cowen and Company, LLC, Attention: Graham A Powis, Managing Director and Head of Equity Capital Markets, Fax: 646-[      ]with a copy to the General Counsel, Fax: 646-562-1861; [and]

(b)           if to the Company shall be delivered or sent by mail, telex, facsimile transmission or email to [      ] Attention: [         ], Fax: [       ], email [         ] [or to [insert name and address of agent for service of process]; and

(c)           if to the Selling Shareholder, shall be delivered or sent by mail, telex, facsimile transmission or email to the Attorneys-in-fact or the Selling Shareholder at the address set forth on Schedule B hereto [or to insert name and address of agent for service of process]];

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail, or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

15.           DEFINITION OF CERTAIN TERMS. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

16.           GOVERNING LAW, AGENT FOR SERVICE AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations. The Company and Selling Shareholder irrevocably appoints Carter Ledyard & Milburn LLP, with offices at 2 Wall Street, New York, NY 10005, and Arnold & Porter LLP, with offices at 399 Park Avenue, New York, NY 10022-4690, respectively (and its successors) as their authorized agents in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or the Selling Shareholder by the person serving the same to the address provided in Section 14, shall be deemed in every respect effective service of process upon the Company or the Selling Shareholder, as applicable, in any such suit or proceeding. The Company and the Selling Shareholder irrevocably (a) submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York for the purpose of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated by this Agreement, the Registration Statements and any Preliminary Prospectus or the Prospectus, (b) agrees that all claims in respect of any such suit, action or proceeding may be heard and determined by any such court, (c) waives to the fullest extent permitted by applicable law, any immunity from the jurisdiction of any such court or from any legal process, (d) agrees not to commence any such suit, action or proceeding other than in such courts, and (e) waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding is brought in an inconvenient forum.

17.           UNDERWRITERS’ INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters’ Information consists solely of the following information in the Prospectus:  (i) the last paragraph on the front cover page concerning the terms of the offering by the Underwriters; and (ii) the statements concerning the Underwriters contained in the [insert references to appropriate paragraphs] under the heading “Underwriting.”

18.           AUTHORITY OF THE REPRESENTATIVES. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives, will be binding on all the Underwriters; and any action taken under this Agreement by any of the Attorneys-in-fact will be binding on the Selling Shareholder.

19.           PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

20.           GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, one or more Attorneys-in-fact on behalf of the Selling Shareholder and the Representatives.

21.           COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Any person executing and delivering this Agreement as Attorney-in-fact for the Selling Shareholder represents by so doing that he or she has been duly appointed as Attorney-in-fact by the Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action.

If the foregoing is in accordance with your understanding of the agreement between the Company, the Selling Shareholder and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

Gilat Satellite Networks Ltd.

By:
Name:
Title:

SELLING SHAREHOLDER LISTED
IN SCHEDULE B

By: [Attorney-in-fact]

By:

[Attorney-in-fact]
Acting [on [his] [her] [their] own behalf and] on
behalf of the Selling Shareholder listed in Schedule B.

Accepted as of
the date first above written:

COWEN AND COMPANY, LLC

CIBC WORLD MARKETS CORP.

Acting on their own behalf
and as Representatives of several
Underwriters referred to in the
foregoing Agreement.

By: COWEN AND COMPANY, LLC

By:
Name: Graham A Powis.
Title: Managing Director and Head of Equity Capital Markets

By: CIBC WORLD MARKETS CORP.

By:
Name:
Title:

SCHEDULE A

Name	Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased

Cowen and Company, LLC

CIBC World Markets Corp.

William Blair & Company

C.E. Unterberg, Towbin, LLC

Oppenheimer & Co.

Total

SCHEDULE B

Selling Shareholders	Number of Shares of Firm Shares to be Sold	Number of Shares of Optional Shares to be Sold

JGD Management Corp. a Delaware corporation, d/b/a York Capital Management [address, facsimile number and email address]

Total

SCHEDULE C

[General Use Free Writing Prospectuses]

SCHEDULE D

[List of officers, directors, shareholders, optionholders and warrantholders subject to Section 4(I)(k)]

SCHEDULE E

[List of the relationships of the Company [, the Selling Shareholders] and
its [their respective] affiliates with NASD member firms]

Exhibit I

[Form of Lock-Up Agreement]

[DATE], 2006

COWEN AND COMPANY, LLC

CIBC World Markets Corp.

As Representatives of the several Underwriters

c/o Cowen and Company, LLC

1221 Avenue of the Americas

New York, New York 10020

Re:  Gilat Satellite Networks Ltd.. – Registration Statement on Form F-3 for Ordinary Shares

Dear Sirs:

This Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) among Gilat Satellite Networks Ltd., a company organized under the laws of the State of Israel (the “Company”),  Cowen and Company, LLC (“Cowen”) and CIBC World Markets Corp., as representatives of a group of underwriters (collectively, the “Underwriters”), to be named therein, and the other parties thereto, relating to the proposed public offering of ordinary shares, par value NIS 0.20 per share (the “Ordinary Shares”) of the Company.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Ordinary Shares will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is the 90th day after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any Ordinary Shares (including, without limitation, Ordinary Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Ordinary Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares. If (i) the Company issues an earnings release or material news or a material

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event relating to the Company occurs during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The undersigned hereby acknowledges that the Company has agreed to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous sentence to the undersigned (in accordance with Section [14] of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this letter during period from the date hereof to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant) has expired.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(1)           if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or (c) as a bona fide gift to a charity or educational institution,

(2)           if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value, and

(3)           if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value;

provided, however, that in the case of any transfer described in clause (1), (2) or (3) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Cowen, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Cowen, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of Ordinary Shares or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or Beneficially Owned Shares during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (1) above, such transfer is being made as a gift or by will or intestate succession or, in the case of any transfer pursuant to clause (2) above, such transfer is being made to a shareholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value or, in the case of any transfer pursuant to clause (3) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

In order to enable this covenant to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares.

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The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any Ordinary Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Ordinary Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of Ordinary Shares actually occurs depends on a number of factors, including market conditions.

Very truly yours,

(Name of Stockholder - Please Print)

(Signature)

(Name of Signatory if Stockholder is an entity - Please Print)

(Title of Signatory if Stockholder is an entity - Please Print)

Address:

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